Scudder
Balanced
Fund

Semiannual Report
June 30, 1999

No-Load Funds

A fund that seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                             Scudder Balanced Fund

--------------------------------------------------------------------------------
Date of Inception:  1/04/93     Total Net Assets as         Ticker Symbol: SCBAX
                            of 6/30/99: $523.7 million
--------------------------------------------------------------------------------

o Scudder Balanced Fund returned 5.00% for the six months ended June 30, compared to the 6.75% return of its unmanaged benchmark, which is a blend of the S&P 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%).

o The Fund is ranked in the top quartile of comparable funds for the one-, three-, and five-year periods, according to Lipper Analytical Services, Inc.^1

o Management allocated 59% to equities and 39% to fixed income securities, a proportion that remained relatively stable over six-month period.

                                Table of Contents

   3  Letter from the Fund's President     17  Financial Statements
   4  Performance Update                   20  Financial Highlights
   5  Portfolio Summary                    21  Notes to Financial Statements
   6  Portfolio Management Discussion      24  Officers and Trustees
   9  Glossary of Investment Terms         25  Investment Products and Services
  10  Investment Portfolio                 26  Scudder Solutions

^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. For the period ended June 30, 1999, Scudder Balanced Fund's Lipper ranking was 108 out of 429 comparable funds for the one-year period, 72 out of 303 funds for the three-year period, and 39 out of 182 for the five-year period. Past performance is not indicative of future results.

                              2 - Scudder Balanced Fund

                        Letter from the Fund's President

Dear Shareholders,

     The first half of 1999 was a time of significant transition in the global financial markets. Signs of stronger growth in the U.S. and the beginnings of a recovery in Japan and the emerging markets prompted investors to begin adjusting to an environment where inflation, rather than deflation, loomed as the most significant threat to global economic stability. With the possibility of higher interest rates on the horizon for the first time in almost a year, bond prices weakened substantially and sectors of the stock market that had underperformed for several quarters, such as cyclicals and small companies, came to life. Volatility once again became a critical factor in market performance as investors struggled to assess the changing economic environment.

     We believe that investments such as the Scudder Balanced Fund can provide a degree of comfort in such an environment. The Fund's balanced approach of investing in high-quality growth stocks and investment grade bonds has worked well, providing solid gains with less volatility than a pure equity investment. We believe that this Fund continues to be a sensible core portfolio holding for investors who a have a long-term time horizon and prefer a lower level of exposure to the sharp movements of the financial markets. For information on the Fund's strategy and the recent market environment, please see the Portfolio Management Discussion on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Balanced Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER or visit our Web site at www.scudder.com.

     Sincerely,
     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Balanced Fund

                            3 - Scudder Balanced Fund

                     Performance Update as of June 30, 1999

   -------------------------------------------
   Fund Index Comparisons
   -------------------------------------------
                          Total Return
   --------------------------------------------
   Period
   Ended       Growth of               Average
   6/30/99     $10,000    Cumulative   Annual
   --------------------------------------------
   Scudder Balanced Fund
   --------------------------------------------
   1 Year      $ 11,283      12.83%    12.83%
   5 Year      $ 22,751     127.51%    17.87%
   Life of
   Fund*       $ 22,385     123.85%    13.22%
   --------------------------------------------
   S&P 500 Index (60%) and LBAB Index (40%)
   --------------------------------------------
   1 Year      $ 11,521      15.21%    15.21%
   5 Year      $ 24,598     145.98%    19.71%
   Life of
   Fund*       $ 25,764     157.64%    15.90%
   --------------------------------------------
   * The Fund commenced operation on January
     4, 1993.  Index comparisons begin
     January 31, 1993.

   -------------------------------------------
   Growth of a $10,000 Investment
   -------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

             S&P 500 Index    Scudder Balanced Fund     LBAB Index

      '93        10399                10000               10489
      '94        10546                 9823               10351
      '95        13293                11705               11650
      '96        16749                13584               12234
      '97        22564                16286               13232
      '98        29370                19806               14626
      '99        36056                22348               15084


                        Yearly periods ended June 30


The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

------------------------------------------
Returns and Per Share Information
------------------------------------------
Yearly Periods Ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:



                                                       1993*    1994     1995     1996     1997    1998     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                       $ 11.82  $ 11.49 $ 13.33  $ 14.74  $ 16.51  $ 18.71 $ 19.74
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                                      $  .05   $  .28  $  .32   $  .32   $  .09   $  .47  $  .33
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions                           $   --   $   --  $   --   $  .37   $   --   $  .76  $  .95
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                                  -1.07     -.54   19.16    16.05    19.90    21.61   12.83
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                                  4.30      .49   20.72    19.02    23.64    22.21   15.21
------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and life of Fund periods would have been lower.

                              4 - Scudder Balanced Fund

                      Portfolio Summary as of June 30, 1999

---------------------------
Diversification
---------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Common Stocks          59%
     Fixed Income Holdings  39%
     Cash Equivalents        2%
  ------------------------------
                           100%
  ------------------------------

The Fund's combination of high-quality stocks and investment grade bonds helped mitigate volatility during the period.

---------------------------------
Fixed Income Holdings
(Excludes 2% Cash Equivs.)
---------------------------------
  Type
  -------------------------------
  U.S. Government and
  Treasury Obligations       56%
  Corporate Bonds            28%
  Asset-Backed Securities     5%
  U.S. Government Agency
  Pass-Thrus                  4%
  Government National
  Mortgage Association        3%
  Collateralized Mortgage
  Obligations                 3%
  Foreign Bonds -- U.S.
  $ Denominated               1%
  -------------------------------
                            100%
  -------------------------------

  Quality
  -------------------------------
  U.S. Government and
  Agencies                   50%
  AAA                        22%
  AA                          6%
  A                          13%
  BBB                         9%
  -------------------------------
                            100%
  -------------------------------
  Weighted Average Quality:
  AA

A neutral portfolio duration and AA average quality was a positive in a difficult environment for bonds.

------------------------------------
Equity Holdings
------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Technology                 17%
     Health                     16%
     Consumer Discretionary     16%
     Consumer Staples           11%
     Durables                    9%
     Manufacturing               9%
     Media                       8%
     Financial                   6%
     Service Industries          5%
     Communications              3%
  ----------------------------------
                               100%
  ----------------------------------


Holdings in the media and technology sectors contributed positively to performance.



  Five Largest Equity Holdings
  ----------------------------
   1. Microsoft Corp.
      Developer of computer
      software
   2. Cisco Systems, Inc.
      Manufacturer of
      computer network
      products
   3. General Electric Co.
      Producer of
      electrical equipment
   4. Lucent Technologies Inc.
      Developer of communication
      software and products
   5. Home Depot, Inc.
      Building materials
      and home improvement
      stores

For more complete details about the Fund's Investment Portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                            5 - Scudder Balanced Fund

                        Portfolio Management Discussion

In the following interview, portfolio managers Valerie F. Malter, George Fraise, and Stephen A. Wohler discuss the recent market environment and the strategy of Scudder Balanced Fund in the six-month period ended June 30, 1999.

Q: Stocks generally performed well during the period, but bonds lost ground. What conditions brought about this disparity?

A: Market performance in the first six months of the year was driven by investors' changing perceptions of the health of the global economy. When the year began, the financial markets were still evaluating the impact of the recessionary environment in Japan and the developing countries. The consensus view was that weakness overseas would ultimately slow the U.S. economy, and possibly act as a catalyst for global deflation. In order to gain protection against this eventuality, investors flocked to large-cap growth stocks whose earnings were believed to be bulletproof in any economic environment. Bonds posted mixed performance in the early part of the year, primarily because the overwhelmingly negative sentiment that had driven their yields to record lows (and their prices to new highs) in the second half of 1998 began to recede. As fear dissipated from the market, yields gradually returned to levels that better reflected economic fundamentals.

By the second quarter, it was becoming increasingly apparent that a slowdown was not in the cards. In fact, both the U.S. and Asian economies were demonstrating renewed strength, fueling concerns that inflation would not be far behind. Equity investors rotated out of large-cap growth stocks to those that would benefit from stronger growth, namely value stocks and smaller companies. In the bond market, prices sank as investors priced in an interest rate hike by the Federal Reserve. The yield on the 30-year U.S. Treasury bond, which stood at 5.095% on December 31, 1998, climbed to a high of 6.16% by June 24, 1999. Corporate bonds also suffered during the sell-off, as record levels of issuance brought new supply into the market at the same time as the fear of higher rates was sapping demand. The period ended with the Fed raising rates by a quarter-point to 5% and adopting a "neutral" bias toward future rate moves, an action which immediately took pressure off the markets.

Q: How did the Fund perform in this environment?

A: For the six months ended June 30, the Fund returned 5.00%, compared with the 6.75% return of its unmanaged benchmark, which is a blend of the S&P 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). Over time, the Fund has performed well relative to its peers, finishing in the top quartile of comparable funds for the one-, three-, and five-year periods, according to Lipper Analytical Services.

Q: What were the primary contributors to performance within the equity portion of the portfolio?

A: Our focus on high-quality growth stocks proved to be a negative factor early in the second quarter, but it contributed positively to performance over the full period. The Fund's holdings in the media sector once again provided outstanding returns, as they have over the past several quarters. Omnicom, Infinity Broadcasting, Outdoor Systems, and Univision were all top performers. The Fund's

                              6 - Scudder Balanced Fund
position in tech stocks also continued to make major contributions to performance. Names we cited in the last report -- Linear Technology, Sun Microsystems, Lucent Technologies, and Cisco Systems -- once again posted strong gains, as did more recent additions such as Motorola and QUALCOMM. Retail stocks also produced stellar returns in the first quarter -- most notably Costco, Dayton Hudson, and Wal-Mart -- but gave up ground once the specter of higher rates cast doubt on the sustainability of domestic consumption.

Q: What sectors detracted from performance?

A: Underperforming sectors included consumer staples, health care, and financials. We had disappointments in some insurance companies in which we had a high level of confidence, and have since replaced them with faster growers such as Fannie Mae and Morgan Stanley. Pharmaceutical stocks came under pressure as a result of some visible product disappointments, lofty valuations, and renewed fears of regulatory changes. In the second quarter, Pfizer was down 17%, Eli Lilly dropped 14%, SmithKline Beecham lost 8%, and Merck fell 6%.

Q: What is your view on the market's move away from "quality" in the second quarter?

A: We feel that it will be only a short-term event. It is worth noting that this same phenomenon occurred in the first quarter of 1998, only to reverse in the following quarter. We do not believe that the outperformance of lower quality companies with weaker fundamentals is sustainable, and we actually saw the beginnings of this reversal in the month of June. Even when our style is out of favor, we remain committed to a strategy of investing in the highest quality companies with the strongest fundamental trends.

Q: Within the fixed income component, what was your strategy during the period?

A: We have emphasized corporate issues over the past three years, and we intend to do so in the future. However, significant inflows of new assets during the first half of the year prompted us to park cash in Treasuries while we looked for opportunities in other sectors. That said, we continue to believe that the yield levels of corporates are attractive relative to Treasuries. Although the Fund's holdings in corporate issues helped performance in the first quarter, our belief that the combination of excessive supply and the looming Fed rate hike would exact a toll on the sector prompted us to reduce our position as the year progressed. This tactical decision affected performance positively by reducing the impact of the second quarter weakness in corporates. Feeling that the slump had played itself out by mid-June, we elected to once again begin prospecting for value in corporate issues as the period drew to a close.

We continue to favor bonds in sectors that tend to have steady cash flows, such as consumer nondurables, media, and telecommunications, over those in more cyclical industries. Although this strategy worked well in 1998, some of the higher quality names lost ground once the economy began to pick up steam, which parallels events in the stock market. The weaker performance in these sectors was mitigated somewhat when higher oil prices sparked a rally in the Fund's holdings in the energy sector.

                              7 - Scudder Balanced Fund

Over the course of the reporting period, we gradually reduced duration (interest rate sensitivity) to a level in line with that of the Fund's benchmark, a strategy that helped mitigate the poor performance of the bond market. This was accomplished by selling longer maturity bonds and reinvesting the proceeds into issues with maturities of three- to five-years, which we felt offered a better tradeoff of risk and return in light of the flattening yield curve. We intend to keep duration neutral until such time as we see signs of a slowing in the economy, or we get a clearer indication from the Fed as to what its next move might be.

Q: What is your outlook for the remainder of the year?

A: We are cautiously optimistic on the outlook for both stocks and bonds. While the combination of steady growth and low inflation should provide support for financial assets, valuations in the U.S. stock market are stretched, the economy remains vulnerable to inflation fears, and Y2K is approaching. In an environment that is likely to be marked by further volatility, we will continue to invest in companies that are positioned to produce steady earnings growth, and we will use a value-oriented approach to unearth opportunities in the bond market, particularly among corporate issues. We believe that an investment strategy that focuses on quality in both the stock and bond markets will produce superior results over time.

                              8 - Scudder Balanced Fund

                          Glossary of Investment Terms

CONSUMER NONDURABLES                Products bought by consumers that are
                                    expected to last less than three years, such as food and drugs. Sales of nondurables generally tend to be less sensitive to economic fluctuations.

CONSUMER STAPLES                    Products purchased by consumers on a regular
                                    basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

DEFLATION                           A decline in the prices of goods and
                                    services. The opposite of inflation,
                                    deflation usually has a negative effect on output and employment.

DURATION A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point fall in interest rates, and fall by 5% for a one percentage point rise in interest rates.

GROWTH STOCK                        Stock of a company that has displayed above
                                    average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

VALUE STOCK                         A company whose stock price does not fully
                                    reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

WEIGHTING (over/under)              Refers to the allocation of assets --
                                    usually in terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

YIELD CURVE                         A graph showing the term structure of
                                    interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

(Sources: Scudder Kemper Investments, Inc., Barron's Dictionary of Finance and Investment Terms)

                              9 - Scudder Balanced Fund

              Investment Portfolio as of June 30, 1999 (Unaudited)

                                                                                     Principal      Market
                                                                                    Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.6%
------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1999
  at 4.75%, to be repurchased at $8,585,133 on 7/1/1999, collateralized by a                      ----------
  $8,205,000 U.S. Treasury Note, 8.75%, 8/15/2000 (Cost $8,584,000) ............     8,584,000     8,584,000
                                                                                                  ----------
U.S. Treasury Obligations 21.8%
------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.875%, 11/30/2001 .........................................     8,000,000     8,050,000
U.S. Treasury Note, 5.625%, 12/31/2002 .........................................    15,500,000    15,483,105
U.S. Treasury Note, 5.5%, 5/31/2003 ............................................    15,250,000    15,133,185
U.S. Treasury Note, 4.25%, 11/15/2003 ..........................................     8,000,000     7,553,760
U.S. Treasury Note, 7.25%, 8/15/2004 ...........................................    20,000,000    21,275,000
U.S. Treasury Bond, 9.375%, 2/15/2006 ..........................................     2,500,000     2,962,900
U.S. Treasury Note, 6.5%, 10/15/2006 ...........................................    12,000,000    12,390,000
U.S. Treasury Note, 3.875%, 1/15/2009 ..........................................     2,000,000     2,036,755
U.S. Treasury Bond, 7.25%, 5/15/2016 ...........................................    21,750,000    23,921,520
U.S. Treasury Bond, 6.25%, 8/15/2023 ...........................................     3,000,000     3,014,070
U.S. Treasury Bond, 3.676%, 4/15/2028 ..........................................     1,750,000     1,696,840
------------------------------------------------------------------------------------------------------------
Total U.S. Government & Agencies (Cost $116,923,223)                                             113,517,135
------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 1.2%
------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 9.5%, 8/15/2019 ............         3,661         3,931
Government National Mortgage Association Pass-thru, 7.0% with various
  maturities to 3/1/2029 .......................................................     6,484,123     6,396,976
------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $6,574,211)                                   6,400,907
------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-thrus 2.2%
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 .............................     3,000,000     2,962,020
Federal Home Loan Mortgage Corp., 8.0% with various maturities to 4/1/2008 .....       690,485       703,874
Federal National Mortgage Association, 8.0% with various maturities to 12/1/2012     1,479,414     1,520,441
Federal National Mortgage Association, 6.5% with various maturities to 3/1/2028      6,314,639     6,105,615
------------------------------------------------------------------------------------------------------------
Total U. S. Government Agency Pass-thrus (Cost $11,568,964)                                       11,291,950
------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.1%
------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Series 1997-A7, 7.25%, 11/25/2027 ............     3,939,958     3,927,646
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/2012 .......     1,541,000     1,544,853
------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $5,570,801)                                        5,472,499
------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                             10 - Scudder Balanced Fund

                                                                                  Principal     Market
                                                                                  Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------

Foreign Bonds -- U.S.$ Denominated 0.4%
-------------------------------------------------------------------------------------------------------
Norsk Hydro ASA, 7.75%, 6/15/2023 .............................................   1,000,000     997,250
Saga Petroleum, 7.25%, 9/23/2027 ..............................................   1,000,000     934,340
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $2,076,980)                                    1,931,590
-------------------------------------------------------------------------------------------------------

Asset Backed Securities 1.9%
-------------------------------------------------------------------------------------------------------
Manufacturing 0.3%

PBG Equipment Trust Series 1A, 6.27%, 1/20/2012 ...............................   1,567,751   1,552,496
                                                                                            -----------
Automobile Receivables 0.6%

First Security Auto Owner Trust, 6%, 10/15/2003 ...............................   2,000,000   1,997,500
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000     842,873     846,295
                                                                                            -----------
                                                                                              2,843,795
                                                                                            -----------
Credit Card Receivables 0.8%

Citibank Credit Card Master Trust I, 5.5%, 2/15/2006 ..........................   2,000,000   1,921,860
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ...............................   1,500,000   1,466,250
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ......................   1,000,000     995,313
                                                                                            -----------
                                                                                              4,383,423
                                                                                            -----------
Home Equity Loans 0.2%

First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 ....................   1,000,000     987,188
-------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $9,899,442)                                                          9,766,902
-------------------------------------------------------------------------------------------------------

Corporate Bonds 11.2%
-------------------------------------------------------------------------------------------------------
Consumer Staples 0.8%

Bass America Inc., 6.625%, 3/1/2003 ...........................................   1,500,000   1,497,015
Kellogg Co., 5.75%, 2/2/2001 ..................................................   1,000,000     995,500
PepsiCo, Inc., 5.625%, 2/17/2009 ..............................................   1,500,000   1,384,335
                                                                                            -----------
                                                                                              3,876,850
                                                                                            -----------
Communications 1.6%

AT&T Corp., 6%, 3/15/2009 .....................................................   2,000,000   1,879,580
Lucent Technologies Inc., 6.9%, 7/15/2001 .....................................   1,250,000   1,271,100
Sprint Capital Corp., 6.125%, 11/15/2008 ......................................   1,500,000   1,384,335
Sprint Capital Corp., 6.375%, 5/1/2009 ........................................   2,000,000   1,900,000
WorldCom, Inc., 6.4%, 8/15/2005 ...............................................   2,000,000   1,956,600
                                                                                            -----------
                                                                                              8,391,615
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                             11 - Scudder Balanced Fund

                                                             Principal      Market
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------
Financial 3.1%

Associates Corp. of North America, 6.625%, 5/15/2001 ....      500,000      504,115
Boeing Capital Corp., Medium Term Note, 6.75%, 12/23/2003    1,000,000    1,012,370
Capital One Bank, Medium Term Note, 5.95%, 2/15/2001 ....    1,000,000      991,000
First Union Corp., 8.125%, 6/24/2002 ....................    1,000,000    1,047,100
First USA Bank, 5.85%, 2/22/2001 ........................    1,000,000      995,910
Fleet Financial Group, 6.875%, 1/15/2028 ................    1,000,000      915,940
Ford Motor Credit Co., 6.125%, 4/28/2003 ................    2,500,000    2,463,550
General Electric Capital Corp., 6.02%, 5/4/2001 .........    1,000,000      996,250
Home Savings of America, 6%, 11/1/2000 ..................    1,000,000      997,110
Merrill Lynch & Co., Inc., 6%, 2/17/2009 ................    1,500,000    1,385,700
Prudential Insurance Co., 6.375%, 7/23/2006 .............    1,000,000      974,360
Southern National Corp., 7.05%, 5/23/2003 ...............    1,000,000    1,007,710
Wachovia Corp., 6.7%, 6/21/2004 .........................    3,000,000    3,001,020
                                                                        -----------
                                                                         16,292,135
                                                                        -----------
Media 0.6%

News America Holdings Inc., 9.25%, 2/1/2013 .............    1,000,000    1,124,130
TCI Communications, Inc., 8%, 8/1/2005 ..................    1,000,000    1,051,910
Time Warner Inc., 9.125%, 1/15/2013 .....................    1,000,000    1,132,060
                                                                        -----------
                                                                          3,308,100
                                                                        -----------
Durables 0.2%

Martin Marietta Corp., 6.5%, 4/15/2003 ..................    1,000,000      987,540
                                                                        -----------
Manufacturing 1.0%

Fort James Corp., 6.625%, 9/15/2004 .....................    1,000,000      998,820
TRW, Inc., 6.625%, 6/1/2004 .............................    2,000,000    1,957,040
Tyco International Group, 6.125%, 1/15/2009 .............    2,500,000    2,328,600
                                                                        -----------
                                                                          5,284,460
                                                                        -----------
Technology 1.0%

IBM Corp., 5.1%, 11/10/2003 .............................    1,500,000    1,431,300
Raytheon Co., 6%, 12/15/2010 ............................    2,500,000    2,286,600
Xerox Corp., 5.5%, 11/15/2003 ...........................    1,500,000    1,428,990
                                                                        -----------
                                                                          5,146,890
                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                             12 - Scudder Balanced Fund

                                                          Principal     Market
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------
Energy 2.0%

Anadarko Petroleum Corp., 5.875%, 10/15/2003 .........    1,500,000    1,441,620
Atlantic Richfield Co., 5.55%, 4/15/2003 .............    2,000,000    1,940,000
Conoco Inc., 5.9%, 4/15/2004 .........................    2,500,000    2,439,450
Louisiana Land and Exploration Co., 7.65%, 12/1/2023 .    1,250,000    1,238,400
Occidental Petroleum Corp., 8.45%, 2/15/2029 .........    2,500,000    2,616,100
Petroleum Geo-Services ASA, 6.625%, 3/30/2008 ........    1,000,000      941,330
                                                                     -----------
                                                                      10,616,900
                                                                     -----------
Transportation 0.3%

Continental Airlines Inc., 6.795%, 8/2/2018 ..........    1,500,000    1,432,500
                                                                     -----------
Utilities 0.6%

PacifiCorp Australia LLC, 6.15%, 1/15/2008 ...........    2,000,000    1,904,020
Public Service Co. of Colorado, 6%, 4/15/2003 ........    1,000,000      982,360
                                                                     -----------
                                                                       2,886,380
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $60,271,097)                              58,223,370
--------------------------------------------------------------------------------
                                                            Shares
--------------------------------------------------------------------------------

Common Stocks 58.6%
--------------------------------------------------------------------------------
Consumer Discretionary 9.3%

Department & Chain Stores 7.2%
Consolidated Stores Corp.* ...........................      215,900    5,829,300
Costco Companies, Inc.* ..............................       55,700    4,459,481
Dayton Hudson Corp. ..................................       67,400    4,381,000
Gap Inc. .............................................       78,450    3,951,919
Home Depot, Inc. .....................................      173,400   11,173,463
Wal-Mart Stores Inc. .................................      153,500    7,406,375
                                                                     -----------
                                                                      37,201,538
                                                                     -----------
Recreational Products 1.2%
Electronic Arts Inc.* ................................       64,800    3,515,400
Hasbro, Inc. .........................................      100,600    2,810,513
                                                                     -----------
                                                                       6,325,913
                                                                     -----------
Restaurants 0.9%
McDonald's Corp. .....................................      111,400    4,602,213
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                             13 - Scudder Balanced Fund

                                                    Market
                                        Shares     Value ($)
------------------------------------------------------------
Consumer Staples 6.4%

Alcohol & Tobacco 0.7%
Philip Morris Companies, Inc. ....       93,500    3,757,531
                                                 -----------
Food & Beverage 2.5%
Coca-Cola Co., Inc. ..............       96,300    6,018,750
Kroger Co.* ......................      140,200    3,916,838
PepsiCo Inc. .....................       79,700    3,083,387
                                                 -----------
                                                  13,018,975
                                                 -----------
Package Goods/Cosmetics 3.2%
Colgate-Palmolive Co. ............       55,400    5,470,750
Estee Lauder Companies "A" .......      106,000    5,313,250
Procter & Gamble Co. .............       63,200    5,640,600
                                                 -----------
                                                  16,424,600
                                                 -----------
Health 9.7%

Health Industry Services 0.5%
IMS Health Inc. ..................       80,900    2,528,125
                                                 -----------
Medical Supply & Specialty 1.6%
Medtronic Inc. ...................      104,729    8,155,771
                                                 -----------
Pharmaceuticals 7.6%
Eli Lilly & Co. ..................       66,238    4,744,297
Johnson & Johnson ................       38,700    3,792,600
Merck & Co., Inc. ................      105,000    7,770,000
Pfizer, Inc. .....................       94,500   10,371,375
Schering-Plough Corp. ............       70,100    3,715,300
SmithKline Beecham PLC (ADR) .....       64,700    4,274,244
Warner-Lambert Co. ...............       69,600    4,828,500
                                                 -----------
                                                  39,496,316
                                                 -----------
Communications 1.7%

Telephone/Communications
Frontier Corp. ...................       60,500    3,569,500
MCI WorldCom, Inc.* ..............       62,800    5,416,500
                                                 -----------
                                                   8,986,000
                                                 -----------

Financial 3.3%

Insurance 1.3%
American International Group, Inc.       57,988    6,788,162
                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                             14 - Scudder Balanced Fund

                                                          Market
                                               Shares    Value ($)
------------------------------------------------------------------
Other Financial Companies 2.0%
Federal Home Loan Mortgage Corp. .......       51,500    2,987,000
Federal National Mortgage Association ..       62,500    4,273,438
Morgan Stanley, Dean Witter Discover Co.       32,700    3,351,750
                                                       -----------
                                                        10,612,188
                                                       -----------
Media 4.4%

Advertising 1.2%
Omnicom Group, Inc. ....................       60,100    4,808,000
Outdoor Systems, Inc.* .................       48,262    1,761,563
                                                       -----------
                                                         6,569,563
                                                       -----------
Broadcasting & Entertainment 2.6%
Clear Channel Communications, Inc.* ....       98,800    6,811,025
Infinity Broadcasting Corp.* ...........      102,600    3,052,350
Univision Communication Inc.* ..........       54,000    3,564,000
                                                       -----------
                                                        13,427,375
                                                       -----------
Cable Television 0.6%
AT&T Corp -- Liberty Media Group* ......       82,600    3,035,550
                                                       -----------
Service Industries 2.8%

EDP Services 1.5%
America Online Inc.* ...................       69,800    7,712,900
                                                       -----------
Investment 0.7%
Charles Schwab Corp. ...................       34,600    3,801,675
                                                       -----------
Miscellaneous Commercial Services 0.6%
Galileo International, Inc. ............       53,800    2,874,938
                                                       -----------
Durables 2.9%

Telecommunications Equipment
Lucent Technologies Inc. ...............      169,800   11,450,888
Nokia AB Oy "A" (ADR) ..................       39,100    3,580,094
                                                       -----------
                                                        15,030,982
                                                       -----------

Manufacturing 5.3%

Diversified Manufacturing 4.7%
General Electric Co. ...................      115,400   13,040,200
Textron, Inc. ..........................       70,300    5,786,569
Tyco International Ltd. ................       60,100    5,694,475
                                                       -----------
                                                        24,521,244
                                                       -----------

    The accompanying notes are an integral part of the financial statements.


                             15 - Scudder Balanced Fund

                                                                Market
                                                   Shares      Value ($)
------------------------------------------------------------------------
Industrial Specialty 0.6%

QUALCOMM Inc.* .............................        22,300       3,200,050
                                                               -----------
Technology 12.8%

Computer Software 2.8%
Microsoft Corp.* ...........................       161,400      14,556,263
                                                               -----------
Diverse Electronic Products 1.3%
Applied Materials, Inc.* ...................        51,900       3,834,113
Motorola Inc. ..............................        32,800       3,107,800
                                                               -----------
                                                                 6,941,913
                                                               -----------
EDP Peripherals 0.9%
EMC Corp.* .................................        80,700       4,438,500
                                                               -----------
Electronic Data Processing 2.5%
International Business Machines Corp. ......        48,200       6,229,850
Sun Microsystems, Inc.* ....................        96,000       6,612,000
                                                               -----------
                                                                12,841,850
                                                               -----------
Office/Plant Automation 2.6%
Cisco Systems, Inc.* .......................       213,550      13,773,975
                                                               -----------
Semiconductors 2.7%
Intel Corp. ................................       179,700      10,692,150
Linear Technology Corp. ....................        50,000       3,362,500
                                                               -----------
                                                                14,054,650
--------------------------------------------------------------------------
Total Common Stocks (Cost $227,928,313)                        304,678,760
--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $449,397,031) (a)   519,867,113
--------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $449,743,171. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $70,123,942. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $78,824,784 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,700,842.

    The accompanying notes are an integral part of the financial statements.

                             16 - Scudder Balanced Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1999 (Unaudited)

Assets
-------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $449,397,031) ..........   $519,867,113
                  Cash ...........................................................            149
                  Receivable for investments sold ................................      4,939,307
                  Dividends and interest receivable ..............................      2,714,483
                  Receivable for Fund shares sold ................................      1,374,233
                  Other assets ...................................................          1,913
                                                                                     ------------
                  Total assets ...................................................    528,897,198

Liabilities
-------------------------------------------------------------------------------------------------
                  Payable for investments purchased ..............................      3,079,985
                  Payable for Fund shares redeemed ...............................      1,596,049
                  Accrued management fee .........................................        289,752
                  Other payables and accrued expenses ............................        249,035
                                                                                     ------------
                  Total liabilities ..............................................      5,214,821
-------------------------------------------------------------------------------------------------
                  Net assets, at market                                              $523,682,377
-------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------
                  Net assets consist of:

                  Undistributed net investment income ............................        207,289
                  Net unrealized appreciation (depreciation) on investments ......     70,470,082
                  Accumulated net realized gain (loss) ...........................        585,048
                  Paid-in capital ................................................    452,419,958
-------------------------------------------------------------------------------------------------
                  Net assets, at market                                              $523,682,377
-------------------------------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                  ($523,682,377 / 26,534,731 outstanding shares of beneficial         -----------
                  interest, $.01 par value, unlimited number of shares authorized)        $ 19.74
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                             17 - Scudder Balanced Fund

                             Statement of Operations

                   six months ended June 30, 1999 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------
                  Income:

                  Interest ......................................................   $ 5,563,942
                  Dividends (net of foreign taxes withheld of $2,721) ...........       630,027
                                                                                    -----------
                                                                                      6,193,969

                  Expenses:

                  Management fee ................................................     1,440,119
                  Services to shareholders ......................................     1,007,543
                  Custodian and accounting fees .................................        56,924
                  Trustees' fees and expenses ...................................        23,140
                  Reports to shareholders .......................................        42,780
                  Auditing ......................................................        19,046
                  Registration fees .............................................        21,538
                  Legal .........................................................         8,366
                  Other .........................................................         3,763
                                                                                    -----------
                                                                                      2,623,219
-----------------------------------------------------------------------------------------------
                  Net investment income                                               3,570,750
-----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions

-----------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments .....................     1,196,575
                  Net unrealized appreciation (depreciation) during the period on
                    investments .................................................    11,789,650
-----------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                         12,986,225
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations   $16,556,975
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                             18 - Scudder Balanced Fund

                                        Statement of Changes in Net Assets

Increase (Decrease) in Net Assets

                                                                                             Six Months
                                                                                           Ended June 30,    Year Ended
                                                                                                1999        December 31,
                                                                                            (Unaudited)         1998
------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................................   $   3,570,750    $   3,928,148
                  Net realized gain (loss) from investment transactions ...............       1,196,575       11,308,836
                  Net unrealized appreciation (depreciation) on investment transactions
                  during the period ...................................................      11,789,650       24,853,873
                                                                                          -------------    -------------
                  Net increase (decrease) in net assets resulting from operations .....      16,556,975       40,090,857
                                                                                          -------------    -------------
                  Distributions to shareholders:

                  From net investment income ..........................................      (3,363,461)      (4,059,339)
                                                                                          -------------    -------------
                  From net realized gains .............................................        (267,261)     (12,314,730)
                                                                                          -------------    -------------
                  Fund share transactions:

                  Proceeds from shares sold ...........................................     330,182,722      132,016,807
                  Net asset value of shares issued to shareholders in reinvestment of
                     distributions ....................................................       3,555,047       16,026,652
                  Cost of shares redeemed .............................................     (86,887,538)     (66,566,262)
                                                                                          -------------    -------------
                  Net increase (decrease) in net assets from Fund share transactions ..     246,850,231       81,477,197
                                                                                          -------------    -------------
                  Increase (decrease) in net assets ...................................     259,776,484      105,193,985
                  Net assets at beginning of period ...................................     263,905,893      158,711,908
                  Net assets at end of period (including undistributed net investment     -------------    -------------
                     income of $207,289 and $0, respectively) .........................   $ 523,682,377    $ 263,905,893
Other Information                                                                         -------------    -------------
------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........................      13,918,098        9,416,710
                                                                                          -------------    -------------
                  Shares sold .........................................................      16,935,577        7,309,381
                  Shares issued to shareholders in reinvestment of distributions ......         182,985          870,324
                  Shares redeemed .....................................................      (4,501,929)      (3,678,317)
                                                                                          -------------    -------------
                  Net increase (decrease) in Fund shares ..............................      12,616,633        4,501,388
                                                                                          -------------    -------------
                  Shares outstanding at end of period .................................      26,534,731       13,918,098
                                                                                          -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                             19 - Scudder Balanced Fund

                                               Financial Statements

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 Six Months Ended
                                                  June 30, 1999                      Years Ended December 31
                                                  (Unaudited)(a)   1998(a)       1997(a)        1996(a)        1995        1994
--------------------------------------------------------------------------------------------------------------------------------

                                                  ------------------------------------------------------------------------------
Net asset value, beginning of period ..........      $ 18.96      $ 16.85       $ 14.60       $ 14.12       $ 11.63     $ 12.23
Income from investment operations:                ------------------------------------------------------------------------------
Net investment income .........................          .16          .36           .38           .36           .32         .31
Net realized and unrealized gain (loss) on
  investment transactions .....................          .79         3.14          2.91          1.25          2.74        (.60)
                                                  ------------------------------------------------------------------------------
Total from investment operations ..............          .95         3.50          3.29          1.61          3.06        (.29)
Less distributions from:                          ------------------------------------------------------------------------------
Net investment income .........................         (.15)        (.37)         (.36)         (.34)         (.32)       (.31)
Net realized gains on investment transactions .         (.02)       (1.02)         (.68)         (.79)         (.25)         --
                                                  ------------------------------------------------------------------------------
Total distributions ...........................         (.17)       (1.39)        (1.04)        (1.13)         (.57)       (.31)
                                                  ------------------------------------------------------------------------------
                                                  ------------------------------------------------------------------------------
Net asset value, end of period ................      $ 19.74      $ 18.96       $ 16.85       $ 14.60       $ 14.12     $ 11.63
                                                  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..............................         5.00**      21.10(b)      22.78(b)      11.54(b)      26.48(b)    (2.39)(b)

Ratios and Supplemental Data

Net assets, end of period ($ millions) ........          524          264           159           110            90          66
Ratio of operating expenses, net to average
  daily net assets (%) ........................         1.28*        1.29          1.02          1.00          1.00        1.00

Ratio of operating expenses before expense
  reductions, to average daily net assets (%) .         1.28*        1.34          1.37          1.37          1.40        1.47
Ratio of net investment income to average daily
  net assets (%) ..............................         1.74*        1.99          2.32          2.42          2.51        2.66
Portfolio turnover rate (%) ...................         56.3*        74.7          43.2          69.7         103.3       105.4

(a) Based on monthly average shares outstanding during the period.
(b) Total returns would have been lower had certain expenses not been reduced.

*   Annualized
**  Not annualized

                             20 - Scudder Balanced Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions

                             21 - Scudder Balanced Fund
during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $261,539,274 and $89,334,675, respectively. Purchases and sales of direct U.S. Government obligations aggregated $106,840,566 and $26,873,287, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of .70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 1999, the fee pursuant to the agreement amounted to $1,440,119.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SSC aggregated $260,776, of which $44,523 is unpaid at June 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by STC aggregated $646,037, of which $145,926 is unpaid at June 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1999, the amount charged to the Fund by SFAC aggregated $39,580, of which $6,881 is unpaid at June 30, 1999.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1999, Trustee fees and expenses aggregated $23,140.

                             22 - Scudder Balanced Fund

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                             23 - Scudder Balanced Fund

                                               Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager,
  WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates;
 Executive Fellow, Center for Business Ethics,
 Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
  Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration,
 Northeastern University

Kathryn L. Quirk*
Trustee, Vice President
  and Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
  Venture Capital Group

Kelly D. Babson*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

Stephen A. Wohler*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary

                        *Scudder Kemper Investments, Inc.

                             24 - Scudder Balanced Fund
smoo

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           25 - Scudder Balanced Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           26 - Scudder Balanced Fund

Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           27 - Scudder Balanced Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER